Reverse Recapitalization and Acquisitions of Subsidiaries - Schedule of Reverse Recapitalization Impact (Details) - Thunder Bridge Capital Partners IV, Inc. [Member] ¥ / shares in Units, ¥ in Millions	12 Months Ended
	Mar. 31, 2025 JPY (¥) ¥ / shares shares
Fair value of equity instruments deemed to have been issued by Coincheck
Total number of Coincheck shares at Closing (in Shares) | shares	129,703,075
Total market capitalization attributable to Thunder Bridge stockholders	¥ 239,975
Net assets of Thunder Bridge
Cash and cash equivalents(1)	1,798	[1]
Accounts payable and accrued expenses	(17)
Income taxes payable	(60)
Excise tax payable	(305)
Warrant liabilities(2)	(1,837)	[2]
Promissory note payable – related party	(128)
Net assets (liabilities)	(549)
Listing expense	¥ 13,714
Thunder Bridge Capital Partners IV, Inc. [Member]
Fair value of equity instruments deemed to have been issued by Coincheck
Thunder Bridge Closing Price per share (in Yen per share) | ¥ / shares	¥ 1,850
Total market capitalization attributable to Thunder Bridge stockholders	¥ 13,165
Thunder Bridge shareholders’ ownership	5.50%

[1]	Cash and cash equivalents represent the acquired cash and cash equivalent of Thunder Bridge before the payment of ¥1,593 million to Ghisallo under Non-Redemption Agreement since the payment to Ghisallo occurred immediately after the closing of the Reverse Recapitalization.
[2]	As the terms of the Thunder Bridge public and private placement warrants are substantially the same before and after the completion of the Business Combination, the warrants are not deemed to be additional consideration under IFRS 2 but rather the Thunder Bridge public and private placement warrants were assumed as part of the Reverse Recapitalization (IAS 32).